Exhibit 99.1

Standard BioTools Reports Third Quarter 2024 Financial Results

SOUTH SAN FRANCISCO, Calif., October 30, 2024 -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company”) today announced unaudited interim financial results for the third quarter ended September 30, 2024.

Recent Highlights:

•
Reported third quarter 2024 revenue of $45 million
•
Ongoing merger cost synergy realization delivered 50% adjusted EBITDA improvement and 35% net loss improvement year-over-year
•
Operationalized approximately $80 million in merger synergies, expected to be fully realized in 2025, and reinforcing path to adjusted EBITDA break-even in 2026
•
Balance sheet as of September 30, 2024, includes $368 million cash, cash equivalents, restricted cash and short-term investments

“Powered by Standard BioTools Business System (SBS), we focused our third quarter efforts on driving commercial execution and enhancing overall operating efficiency. Our team delivered sequential top-line improvement and a significant reduction in spend,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “Last quarter, we announced the acceleration of our anticipated $80 million of merger synergies into 2025, contributing to a 50% improvement in adjusted EBITDA year over year, keeping us on track toward achieving our break-even adjusted EBITDA target in 2026.”

Mr. Egholm added, “Our focus on operational excellence and profitability is positioning us for sustained value creation once macro pressures ease. At the same time, we’re investing in certain growth levers within our leading multi-omics portfolio while actively pursuing strategic M&A to accelerate our mission toward becoming a diversified leader in the life science tools industry."

2024 Selected Unaudited Interim Financial Results

	As Reported
	Three Months Ended	Nine Months Ended
(Unaudited, in millions, except percentages)	September 30, 2024	September 30, 2024
Revenue	$45.0	$127.7
Gross margin	51.7%	48.8%
Non-GAAP gross margin	56.9%	53.2%
Operating expenses	$55.0	$204.8
Non-GAAP operating expenses	$39.8	$137.2
Operating loss	$(31.7)	$(142.4)
Net loss	$(26.9)	$(104.8)
Adjusted EBITDA	$(14.2)	$(69.2)
Cash, cash equivalents, restricted cash, and short-term investments	$367.6	$367.6

Selected Pro Forma Combined Unaudited Interim Financial Results

The selected 2024 unaudited pro forma financial information combines the Company's financial results for the three- and nine- month periods ended September 30, 2024, and the historical results of SomaLogic for the five-day period ended on

January 5, 2024, the closing date of the merger between the Company and SomaLogic (the "Merger"). The selected unaudited pro forma financial information for 2023 combines the historical results of the Company and SomaLogic for their respective three- and nine- month periods ended September 30, 2023. See “Unaudited Pro Forma Results” below for discussion of the pro forma financial information.

	Pro Forma Combined
	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(Unaudited, in millions, except percentages)	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenue	$45.0	$47.4	$128.4	$141.0
Gross margin	51.7%	42.5%	47.5%	43.9%
Non-GAAP gross margin	56.9%	51.7%	53.3%	52.2%
Operating expenses	$55.0	$67.4	$208.1	$214.7
Non-GAAP operating expenses	$39.8	$52.7	$137.2	$175.7
Operating loss	$(31.7)	$(47.3)	$(147.2)	$(152.8)
Net loss	$(26.9)	$(41.2)	$(134.6)	$(109.0)
Adjusted EBITDA	$(14.2)	$(28.2)	$(68.9)	$(102.0)

•
Revenue was $45.0 million in the third quarter of 2024, down 5% year-over-year:
•
Consumables revenue was $14.0 million in the third quarter of 2024, up 13% year-over-year. Consumables revenue grew on the strength of assay kits sales to SomaScan authorized sites and the Illumina early access program.
•
Instruments revenue was $5.6 million in the third quarter of 2024, down 42% year-over-year. Instrument revenue was impacted by capital constrained end-markets globally with particular weakness in China.
•
Services revenue, which includes both Lab Services and Field Services, was $24.4 million in the third quarter of 2024, flat year over year. Services benefited from the favorable timing of large SomaScan customer projects that shifted out of the second quarter into the third quarter, partially offset by lower installation services from lower instrument sales.
•
Gross margins in the third quarter of 2024 were 51.7%, versus 42.5% in the third quarter of 2023; and non-GAAP gross margins in the third quarter of 2024 were 56.9%, versus 51.7 % in the third quarter of 2023. Gross margins were impacted by positive mix in the third quarter and continued incremental efficiency gains from SBS.
•
Operating expenses in the third quarter of 2024 was $55 million, a decrease of $12.5 million, or down 18.5%, compared to the third quarter of 2023, and non-GAAP operating expenses, which exclude merger-related costs, stock-based compensation, and restructuring charges, was $39.8 million, a decrease of $12.8 million, or down 24%, compared to the third quarter of 2023. The decrease in operating expenses is a result of ongoing realization of merger cost synergies as previously disclosed, a bonus accrual reduction in line with our full year expectations, as well as continued productivity gains from SBS.
•
Net loss for the third quarter of 2024 was $26.9 million, compared to a net loss of $41.2 million in the third quarter of 2023, representing an improvement of $14.3 million or 34.6%, while adjusted EBITDA for the third quarter of 2024 was a loss of $14.2 million, versus an adjusted EBITDA loss of $28.2 million in 2023, an improvement of $14 million, or 49.6%.

FY 2024 Revenue Outlook

Following its third quarter 2024 results, the Company has reiterated its full year 2024 revenue guidance to a range of $170 million to $175 million.

Third Quarter 2024 Earnings Conference Call Information

Standard BioTools will host a conference call and webcast on October 30, 2024 at 1:30 p.m. PT (4:30 p.m. ET) to discuss third quarter 2024 financial results. Live audio of the webcast will be available online along with an archived version of the webcast under the Events & Presentations page of the Company’s website.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers: 1-888-346-3970

Outside US callers: 1-412-902-4297

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Unaudited Pro Forma Results

The unaudited pro forma financial information for nine months ended September 30, 2024, combines the Company's financial results for the nine months ended September 30, 2024, and the historical results of SomaLogic for the 5-day period ended on the January 5, 2024, the closing date of the Merger. The unaudited pro forma financial information for the three and nine months ended September 30, 2023, combines the historical results of the Company and SomaLogic for their respective three- and nine-month periods ended September 30, 2023. The pro forma financial information for all periods presented has been adjusted to include certain nonrecurring impacts associated with the Merger, including the bargain purchase gain and transaction costs.

The unaudited pro forma financial information for all periods presented includes the business combination accounting effects resulting from the Merger, mainly including adjustments to reflect additional amortization expense from acquired intangible assets, adjustments to stock-based compensation expense, and additional depreciation expense from the acquired property and equipment. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved if the acquisitions had taken place on January 1, 2023. The results of SomaLogic have been consolidated with the Company's results since the closing date of the Merger.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to future revenue, net loss and adjusted EBITDA; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits and synergies of the Merger, including the potential for it to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the anticipated benefits and synergies of the Merger and the integration of SomaLogic, including the potential for it to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from the Merger, including the anticipated decrease in operational expenses, at the levels it expects; possible integration, restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on March 1, 2024, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), the parent company of SomaLogic Inc. and previously known as Fluidigm Corporation has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology and immunotherapy. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: www.standardbio.com/legal/salesterms. Patent and License Information: www.standardbio.com/legal/notices. Trademarks: www.standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2024 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact

David Holmes
Gilmartin Group LLC
ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Product revenue	$19,593	$18,711	$65,348	$57,814
Services revenue	24,438	6,566	59,518	19,268
Collaboration and other revenue	938	90	2,848	1,070
Total revenue	44,969	25,367	127,714	78,152
Cost of revenue:
Cost of product revenue	8,159	11,403	33,142	33,276
Cost of services revenue	13,536	2,810	32,115	7,783
Cost of collaboration and other revenue	13	—	100	—
Total cost of revenue	21,708	14,213	65,357	41,059
Gross profit	23,261	11,154	62,357	37,093
Operating expenses:
Research and development	13,156	6,370	48,358	19,039
Selling, general and administrative	34,403	22,292	119,020	66,187
Restructuring and related charges	2,341	1,998	12,374	5,415
Transaction and integration expenses	5,079	1,666	25,024	1,666
Total operating expenses	54,979	32,326	204,776	92,307
Loss from operations	(31,718)	(21,172)	(142,419)	(55,214)
Bargain purchase gain	—	—	25,213	—
Interest income, net	3,941	340	13,559	656
Other income (expense), net	957	(115)	(865)	292
Loss before income taxes	(26,820)	(20,947)	(104,512)	(54,266)
Income tax benefit (expense)	(118)	(50)	(301)	(614)
Net loss	$(26,938)	$(20,997)	$(104,813)	$(54,880)
Induced conversion of redeemable preferred stock	—	—	(46,014)	—
Net loss attributable to common stockholders	$(26,938)	$(20,997)	$(150,827)	$(54,880)
Net loss per share attributable to common stockholders, basic and diluted	$(0.07)	$(0.27)	$(0.44)	$(0.69)
Shares used in computing net loss per share attributable to common stockholders, basic and diluted	371,538	79,152	346,093	78,967

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$210,647	$51,704
Short-term investments	155,683	63,191
Accounts receivable, net	35,317	19,660
Inventory	42,644	20,533
Prepaid expenses and other current assets	9,316	3,127
Total current assets	453,607	158,215
Inventory, non-current	17,949	—
Royalty receivable, non-current	3,388	—
Property and equipment, net	41,982	24,187
Operating lease right-of-use asset, net	30,264	30,663
Other non-current assets	4,640	2,285
Acquired intangible assets, net	23,367	1,400
Goodwill	106,342	106,317
Total assets	$681,539	$323,067

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$10,926	$9,236
Accrued liabilities	31,686	21,019
Operating lease liabilities, current	6,122	4,323
Deferred revenue, current	13,436	11,607
Deferred grant income, current	3,532	3,612
Term loan, current	—	5,000
Convertible notes, current	54,913	54,530
Total current liabilities	120,615	109,327
Convertible notes, non-current	299	569
Term loan, non-current	—	3,414
Deferred tax liability	841	841
Operating lease liabilities, non-current	28,140	30,374
Deferred revenue, non-current	32,682	3,520
Deferred grant income, non-current	8,119	10,755
Other non-current liabilities	1,510	1,065
Total liabilities	192,206	159,865
Mezzanine equity:
Redeemable preferred stock	—	311,253
Total stockholders’ equity (deficit)	489,333	(148,051)
Total liabilities, mezzanine equity and stockholders’ equity (deficit)	$681,539	$323,067

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net loss	$(104,813)	$(54,880)
Bargain purchase gain	(25,213)	—
Stock-based compensation expense	24,262	9,648
Amortization of acquired intangible assets	3,533	8,400
Depreciation and amortization	9,375	2,874
Accretion of discount on short-term investments, net	(6,303)	(321)
Non-cash lease expense	4,348	2,885
Provision for excess and obsolete inventory	1,991	963
Change in fair value of warrants	(474)	—
Other non-cash items	1,111	611
Changes in assets and liabilities, net	(37,212)	594
Net cash used in operating activities	(129,395)	(29,226)

Investing activities
Cash and restricted cash acquired in merger	280,033	—
Purchases of short-term investments	(226,612)	(55,857)
Proceeds from sales and maturities of investments	289,000	91,964
Purchases of property and equipment	(4,973)	(2,753)
Net cash provided by investing activities	337,448	33,354

Financing activities
Repayment of term loan and convertible notes	(8,192)	(833)
Payment of term loan fee	(545)	—
Repurchase of common stock	(40,490)	(5,240)
Proceeds from ESPP stock issuance	425	326
Payments for taxes related to net share settlement of equity awards and other	(414)	(139)
Proceeds from exercise of stock options	1,120	80
Net cash used in financing activities	(48,096)	(5,806)
Effect of foreign exchange rate fluctuations on cash and cash equivalents	(518)	(196)
Net increase in cash, cash equivalents and restricted cash	159,439	(1,874)
Cash, cash equivalents and restricted cash at beginning of period	52,499	82,324
Cash, cash equivalents and restricted cash at end of period	$211,938	$80,450

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$210,647	$79,655
Restricted cash	1,291	795
Total cash, cash equivalents and restricted cash	$211,938	$80,450

STANDARD BIOTOOLS INC.

REVENUE AND NON-GAAP PRO FORMA COMBINED REVENUE

(In thousands)

(Unaudited)

	As Reported
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Product revenue:
Instruments	$5,586	$9,002	$19,959	$26,512
Consumables	14,007	9,709	45,389	31,302
Total product revenue	19,593	18,711	65,348	57,814
Service revenue:
Lab services	18,247	114	40,780	564
Field services	6,191	6,452	18,738	18,704
Total service revenue	24,438	6,566	59,518	19,268
Product and service revenue	44,031	25,277	124,866	77,082
Collaboration and other revenue	938	90	2,848	1,070
Total revenue	$44,969	$25,367	$127,714	$78,152

	Non-GAAP Pro Forma
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Product revenue:
Instruments	$5,586	$9,712	$19,959	$27,683
Consumables	14,007	12,417	45,389	37,644
Total product revenue	19,593	22,129	65,348	65,327
Service revenue:
Lab services	18,247	17,980	41,384	53,446
Field services	6,191	6,452	18,738	18,704
Total service revenue	24,438	24,432	60,122	72,150
Product and service revenue	44,031	46,561	125,470	137,477
Collaboration and other revenue	938	854	2,889	3,570
Total revenue	$44,969	$47,415	$128,359	$141,047

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	As Reported
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Gross profit	$23,261	$11,154	$62,357	$37,093
Amortization of acquired intangible assets	555	2,800	3,051	8,400
Depreciation and amortization	1,445	333	3,435	991
Stock-based compensation expense	364	188	897	648
Cost of sales adjustment	—	—	(1,812)	—
Non-GAAP gross profit	$25,625	$14,475	$67,928	$47,132

Gross margin percentage	51.7%	44.0%	48.8%	47.5%
Amortization of acquired intangible assets	1.2%	11.0%	2.4%	10.7%
Depreciation and amortization	3.2%	1.3%	2.7%	1.3%
Stock-based compensation expense	0.8%	0.7%	0.7%	0.8%
Cost of sales adjustment	0.0%	0.0%	(1.4)%	0.0%
Non-GAAP gross margin percentage	56.9%	57.0%	53.2%	60.3%

	Non-GAAP Pro Forma Combined
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Gross profit	$23,261	$20,138	$60,942	$61,924
Amortization of acquired intangible assets	555	3,355	3,051	10,067
Depreciation and amortization	1,445	760	3,435	2,150
Stock-based compensation expense	364	260	897	816
Cost of sales adjustment	—	—	—	(1,337)
Non-GAAP gross profit	$25,625	$24,513	$68,325	$73,620

Gross margin percentage	51.7%	42.5%	47.5%	43.9%
Amortization of acquired intangible assets	1.2%	7.1%	2.4%	7.1%
Depreciation and amortization	3.2%	1.6%	2.7%	1.5%
Stock-based compensation expense	0.8%	0.5%	0.7%	0.6%
Cost of sales adjustment	0.0%	0.0%	0.0%	(0.9)%
Non-GAAP gross margin percentage	56.9%	51.7%	53.3%	52.2%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	As Reported
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Operating expenses	$54,979	$32,326	$204,776	$92,307
Restructuring and related charges	(2,341)	(1,998)	(12,374)	(5,415)
Transaction and integration expenses	(5,079)	(1,666)	(25,024)	(1,666)
Stock-based compensation expense	(5,557)	(3,198)	(23,365)	(9,000)
Amortization of acquired intangible assets	(161)	-	(482)	-
Depreciation and amortization	(1,986)	(853)	(5,940)	(1,883)
Gain/loss on disposal of property and equipment	(30)	-	(415)	(73)
Non-GAAP operating expenses	$39,825	$24,611	$137,176	$74,270

R&D operating expenses	$13,156	$6,370	$48,358	$19,039
Stock-based compensation expense	(724)	(459)	(4,480)	(1,241)
Depreciation and amortization	(947)	(120)	(2,606)	(401)
Non-GAAP R&D operating expenses	$11,485	$5,791	$41,272	$17,397

SG&A operating expenses	$34,403	$22,292	$119,020	$66,187
Stock-based compensation expense	(4,833)	(2,739)	(18,885)	(7,759)
Amortization of acquired intangible assets	(161)	-	(482)	-
Depreciation and amortization	(1,039)	(733)	(3,334)	(1,482)
Gain/loss on disposal of property and equipment	(30)	-	(415)	(73)
Non-GAAP SG&A operating expenses	$28,340	$18,820	$95,904	$56,873

	Non-GAAP Pro Forma Combined
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Operating expenses	$54,979	$67,431	$208,149	$214,710
Restructuring and related charges	(2,341)	(1,998)	(12,374)	(6,515)
Transaction and integration expenses	(5,079)	(5,823)	(35,193)	(5,823)
Stock-based compensation expense	(5,557)	(4,668)	(16,519)	(20,335)
Amortization of acquired intangible assets	(161)	(161)	(482)	(482)
Depreciation and amortization	(1,986)	(2,110)	(5,940)	(5,774)
Gain/loss on disposal of property and equipment	(30)	-	(415)	(122)
Non-GAAP operating expenses	$39,825	$52,671	$137,226	$175,659

R&D operating expenses	$13,156	$14,753	$49,010	$47,484
Stock-based compensation expense	(724)	(964)	(4,480)	(2,476)
Depreciation and amortization	(947)	(540)	(2,606)	(1,592)
Non-GAAP R&D operating expenses	$11,485	$13,249	$41,924	$43,416

SG&A operating expenses	$34,403	$44,857	$111,572	$154,888
Stock-based compensation expense	(4,833)	(3,704)	(12,039)	(17,859)
Amortization of acquired intangible assets	(161)	(161)	(482)	(482)
Depreciation and amortization	(1,039)	(1,570)	(3,334)	(4,182)
Gain/loss on disposal of property and equipment	(30)	-	(415)	(122)
Non-GAAP SG&A operating expenses	$28,340	$39,422	$95,302	$132,243

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

	As Reported
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net loss	$(26,938)	$(20,997)	$(104,813)	$(54,880)
Income tax expense (benefit)	118	50	301	614
Interest income, net	(3,941)	(340)	(13,559)	(656)
Amortization of acquired intangible assets	716	2,800	3,533	8,400
Depreciation and amortization	3,431	1,186	9,375	2,874
Bargain purchase gain	—	—	(25,213)	—
Restructuring and related charges	2,341	1,998	12,374	5,415
Transaction and integration expenses	5,079	1,666	25,024	1,666
Stock-based compensation expense	5,921	3,386	24,262	9,648
Cost of sales adjustment	—	—	(1,812)	—
Gain/loss on disposal of property and equipment	30	—	415	73
Other non-operating expense	(957)	115	865	(292)
Adjusted EBITDA	(14,200)	(10,136)	(69,248)	(27,138)

	Non-GAAP Pro Forma Combined
	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net loss	$(26,938)	$(41,204)	$(134,607)	$(109,000)
Income tax expense (benefit)	118	528	301	1,096
Interest income, net	(3,941)	(6,447)	(13,559)	(17,604)
Amortization of acquired intangible assets	716	3,516	3,533	10,549
Depreciation and amortization	3,431	2,870	9,375	7,924
Bargain purchase gain	—	—	—	(25,213)
Restructuring and related charges	2,341	1,998	12,374	6,515
Transaction and integration expenses	5,079	5,823	35,193	5,823
Stock-based compensation expense	5,921	4,928	17,416	21,151
Cost of sales adjustment	—	—	—	(1,337)
Gain/loss on disposal of property and equipment	30	—	415	122
Other non-operating expense	(957)	(170)	658	(2,065)
Adjusted EBITDA	(14,200)	(28,158)	(68,901)	(102,039)